UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

-	BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Active MidCap Fund

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Portfolio Manager Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Active MidCap Fund’s (the “fund”) Class A shares achieved a total return of 9.00%, Class C shares returned 8.58%, Class I shares returned 9.12% and Class Y shares returned 9.10%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 9.01% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund produced mixed performance relative to the Index, with strong positioning in the information technology, energy and consumer staples sectors, balanced by weaker returns in utilities and real estate.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures. We construct the fund’s portfolio through a systematic, structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. On February 1, the Fed raised the benchmark federal funds rate from a range of 4.25%–4.50% to a range of 4.50%–4.75%, up from near zero ten months earlier. During the reporting period, the Fed raised rates two more times, totaling an additional 0.50%, while inflation steadily eased to 2.97% as of June 2023. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession.

Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by growth-oriented issues in the information technology and industrial sectors. Energy, financials and value-oriented sectors lagged by a wide margin, with energy and utilities producing significantly negative returns.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period. Nevertheless, financial stocks continued to lag the broader market, and small- and mid-cap stocks were hurt by the prospect of more stringent lending requirements. More positively, the reopening of the Chinese economy after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Mixed Performance from Investment Factors

While the fund’s performance compared to the Index benefited from the effectiveness of growth and quality factors in identifying strong-performing stocks, such gains were balanced by the negative impact of comparatively weak performance from value, momentum and dividend yield factors.

The fund’s systematic stock selection approach is based on rankings of valuation, momentum, sentiment and earnings-quality measures rather than focusing on industry or sector exposure. Accordingly, some industries and sectors contributed more to outperformance than others. During the reporting period, the information technology, industrial and consumer staples sectors proved most accretive to the fund’s performance relative to the Index. Within information technology, top performers included automation software designer Synopsys, Inc. which beat earnings and revenue estimates on strong bookings, increasing chip design activity and a growing backlog of business. Within energy, the fund benefited primarily from lack of exposure to several of the sector’s weakest performers. Within consumer staples, the fund’s position in beauty products company Coty, Inc. appreciated as the company reported better-than-expected financial results and raised guidance for the rest of 2023 on strong pricing power and indications of growing global demand. Leading holdings in other sectors included drug delivery systems maker West Pharmaceutical Services, Inc., trucking company Old Dominion Freight Line, Inc. and construction materials company Eagle Materials, Inc. While the above-mentioned holdings marginally bolstered relative returns, the performance of any individual holding had limited impact on overall fund performance as the fund invests in a large number of stocks.

On the negative side, the fund underperformed the Index most significantly in the real estate and utilities sectors. Within real estate, shares in office REIT (real estate investment trust) Kilroy Realty Corp. came under pressure as office vacancies increased, and as rising interest rates drove financing costs higher. Within utilities, holdings in electric WEC Energy Group, Inc. underperformed market averages along with other utilities in an environment of rising rates and negative investor sentiment toward value-oriented equities. Other notably weak

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

holdings included medical and scientific equipment company Agilent Technologies, Inc., solar energy firm Enphase Energy, Inc. and regional bank Hancock Whitney Corp.

Maintaining a Systematic, Risk-Controlled Investment Approach

As of the end of the reporting period, we anticipate further market volatility as the Fed struggles to constrain inflationary pressures, with the possibility of a recession still on the horizon. While many companies have effectively controlled costs and continued to report reasonably strong earnings despite those pressures, we expect businesses to face increasing difficulties in meeting financial expectations if economic growth slows further. While equity markets may continue to discount the likelihood of a soft economic landing, leading to further gains, we believe market breadth is likely to broaden, and recent mega-cap market leaders may underperform as their valuations return to historical norms.

The fund’s investment strategy remains sharply focused on our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace. As of the end of the review period, the fund holds a large number of individual securities characterized by attractive valuations and improving fundamentals. Sector weightings remain close to those of the Index, with slightly overweight exposure to information technology, consumer discretionary and utilities, and slightly underweight exposure to health care and industrials. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than by top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market-capitalization standpoint, and believe the fund is well positioned to benefit from the prevailing market environment.

July 17, 2023

¹  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.08	$8.95	$3.79	$3.73
Ending value (after expenses)	$1,090.00	$1,085.80	$1,091.20	$1,091.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.91	$8.65	$3.66	$3.61
Ending value (after expenses)	$1,019.93	$1,016.22	$1,021.17	$1,021.22
†

Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.73% for Class C, .73% for Class I and .72% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - .6%
Adient PLC	39,409	[a]	1,510,153
Fox Factory Holding Corp.	4,339	[a]	470,825
Thor Industries, Inc.	6,636	[b]	686,826
			2,667,804
Banks - 1.1%
Bank OZK	47,733		1,916,957
Fifth Third Bancorp	87,889		2,303,571
UMB Financial Corp.	6,070		369,663
			4,590,191
Capital Goods - 11.9%
Acuity Brands, Inc.	8,254		1,346,063
AECOM	15,105		1,279,242
AGCO Corp.	8,919		1,172,135
Armstrong World Industries, Inc.	14,252		1,046,952
Axon Enterprise, Inc.	4,540	[a]	885,845
EMCOR Group, Inc.	11,554		2,134,948
Fortive Corp.	44,661		3,339,303
Fortune Brands Innovations, Inc.	20,513		1,475,910
Howmet Aerospace, Inc.	71,441		3,540,616
Hubbell, Inc.	3,481		1,154,160
Ingersoll Rand, Inc.	39,686		2,593,877
ITT, Inc.	24,670		2,299,491
Kennametal, Inc.	64,768		1,838,764
Masco Corp.	26,308		1,509,553
Nordson Corp.	2,524		626,406
nVent Electric PLC	71,252		3,681,591
Simpson Manufacturing Co., Inc.	9,693		1,342,480
SunPower Corp.	25,707	[a,b]	251,929
Textron, Inc.	51,782		3,502,017
The Timken Company	22,295		2,040,661
Trane Technologies PLC	11,413		2,182,850
United Rentals, Inc.	3,741		1,666,129
W.W. Grainger, Inc.	4,573		3,606,222
Wabtec Corp.	30,232		3,315,543
Watts Water Technologies, Inc., Cl. A	7,026		1,290,887
Xylem, Inc.	7,234		814,693
			49,938,267
Commercial & Professional Services - 3.4%
Cintas Corp.	5,784		2,875,111
Copart, Inc.	20,615	[a]	1,880,294
Paychex, Inc.	24,537		2,744,954

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Commercial & Professional Services - 3.4% (continued)
Paycom Software, Inc.	5,163		1,658,562
Paylocity Holding Corp.	2,498	[a]	460,956
Robert Half International, Inc.	10,589		796,505
Tetra Tech, Inc.	8,239		1,349,054
Verisk Analytics, Inc.	11,453		2,588,722
			14,354,158
Consumer Discretionary Distribution - 4.8%
AutoZone, Inc.	2,287	[a]	5,702,314
Bath & Body Works, Inc.	25,727		964,763
Etsy, Inc.	8,434	[a]	713,601
LKQ Corp.	30,292		1,765,115
Macy's, Inc.	36,908		592,373
Murphy USA, Inc.	2,958		920,263
O'Reilly Automotive, Inc.	5,864	[a]	5,601,879
Ulta Beauty, Inc.	6,770	[a]	3,185,928
Williams-Sonoma, Inc.	4,867	[b]	609,056
			20,055,292
Consumer Durables & Apparel - 2.8%
Brunswick Corp.	8,516		737,826
Carter's, Inc.	13,377		971,170
Deckers Outdoor Corp.	1,857	[a]	979,865
NVR, Inc.	438	[a]	2,781,572
Polaris, Inc.	5,876		710,585
PulteGroup, Inc.	14,866		1,154,791
Ralph Lauren Corp.	10,283		1,267,894
Tapestry, Inc.	57,331		2,453,767
TopBuild Corp.	3,224	[a]	857,648
			11,915,118
Consumer Services - 3.6%
Boyd Gaming Corp.	10,193		707,088
Chipotle Mexican Grill, Inc.	2,078	[a]	4,444,842
Darden Restaurants, Inc.	8,898		1,486,678
Expedia Group, Inc.	13,018	[a]	1,424,039
Grand Canyon Education, Inc.	18,742	[a]	1,934,362
H&R Block, Inc.	10,948		348,913
Marriott Vacations Worldwide Corp.	15,534		1,906,332
MGM Resorts International	32,110		1,410,271
Wyndham Hotels & Resorts, Inc.	20,438		1,401,434
			15,063,959
Consumer Staples Distribution - 1.0%
BJ's Wholesale Club Holdings, Inc.	22,295	[a]	1,404,808
Performance Food Group Co.	18,980	[a]	1,143,355
Sprouts Farmers Market, Inc.	24,428	[a]	897,240

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Consumer Staples Distribution - 1.0% (continued)
US Foods Holding Corp.	17,441	[a]	767,404
			4,212,807
Energy - 3.8%
Antero Resources Corp.	23,000	[a]	529,690
ChampionX Corp.	55,365		1,718,530
Cheniere Energy, Inc.	4,361		664,442
Equitrans Midstream Corp.	75,672		723,424
Halliburton Co.	24,709		815,150
HF Sinclair Corp.	12,602		562,175
Marathon Oil Corp.	117,570		2,706,461
Matador Resources Co.	21,507		1,125,246
Murphy Oil Corp.	77,476		2,967,331
Phillips 66	10,089		962,289
Range Resources Corp.	45,947		1,350,842
Valaris Ltd.	16,776	[a]	1,055,714
Vitesse Energy, Inc.	24,573	[b]	550,435
			15,731,729
Equity Real Estate Investment - 8.2%
Boston Properties, Inc.	65,074	[c]	3,747,612
Brixmor Property Group, Inc.	99,388	[c]	2,186,536
Douglas Emmett, Inc.	65,936	[b,c]	828,816
EastGroup Properties, Inc.	12,617	[c]	2,190,311
Extra Space Storage, Inc.	17,487	[c]	2,602,940
Federal Realty Investment Trust	25,043	[c]	2,423,411
First Industrial Realty Trust, Inc.	49,878	[c]	2,625,578
Host Hotels & Resorts, Inc.	41,254	[c]	694,305
Kilroy Realty Corp.	60,454	[c]	1,819,061
Lamar Advertising Co., Cl. A	13,690	[c]	1,358,732
Mid-America Apartment Communities, Inc.	30,505	[c]	4,632,489
NNN REIT, Inc.	57,405	[c]	2,456,360
Park Hotels & Resorts, Inc.	54,707	[c]	701,344
Regency Centers Corp.	32,896	[c]	2,031,986
Rexford Industrial Realty, Inc.	15,395	[c]	803,927
Simon Property Group, Inc.	29,903	[c]	3,453,198
			34,556,606
Financial Services - 7.6%
Ally Financial, Inc.	81,503		2,201,396
Ameriprise Financial, Inc.	12,810		4,254,970
Discover Financial Services	22,373		2,614,285
Euronet Worldwide, Inc.	18,427	[a]	2,162,777
FactSet Research Systems, Inc.	2,986		1,196,341
Global Payments, Inc.	8,627		849,932

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Financial Services - 7.6% (continued)
Jack Henry & Associates, Inc.	7,884		1,319,230
Janus Henderson Group PLC	61,320		1,670,970
LPL Financial Holdings, Inc.	9,117		1,982,309
MSCI, Inc.	5,888		2,763,180
Nasdaq, Inc.	59,387		2,960,442
OneMain Holdings, Inc.	22,429		979,923
Rithm Capital Corp.	157,826	[c]	1,475,673
State Street Corp.	11,349		830,520
Stifel Financial Corp.	27,273		1,627,380
Synchrony Financial	35,868		1,216,643
T. Rowe Price Group, Inc.	9,837		1,101,941
The Western Union Company	59,257		695,085
			31,902,997
Food, Beverage & Tobacco - 2.1%
Celsius Holdings, Inc.	4,441	[a,b]	662,553
Conagra Brands, Inc.	49,537		1,670,388
Ingredion, Inc.	5,352		567,044
The Hershey Company	23,778		5,937,367
			8,837,352
Health Care Equipment & Services - 5.2%
Align Technology, Inc.	4,956	[a]	1,752,640
Cardinal Health, Inc.	12,029		1,137,583
Chemed Corp.	3,053		1,653,719
DexCom, Inc.	17,369	[a]	2,232,090
Doximity, Inc., Cl. A	26,032	[a,b]	885,609
Henry Schein, Inc.	13,997	[a]	1,135,157
IDEXX Laboratories, Inc.	8,006	[a]	4,020,853
Integra LifeSciences Holdings Corp.	21,113	[a]	868,378
Molina Healthcare, Inc.	6,572	[a]	1,979,749
Option Care Health, Inc.	21,083	[a]	684,987
R1 RCM, Inc.	26,349	[a,b]	486,139
Teladoc Health, Inc.	32,192	[a]	815,101
Teleflex, Inc.	4,486		1,085,747
The Cooper Companies, Inc.	4,465		1,712,015
Veeva Systems, Inc., Cl. A	6,339	[a]	1,253,410
			21,703,177
Household & Personal Products - .2%
Coty, Inc., Cl. A	78,441	[a]	964,040
Insurance - 5.1%
Aflac, Inc.	52,379		3,656,054
Brown & Brown, Inc.	32,187		2,215,753
Erie Indemnity Co., Cl. A	8,106		1,702,341
Globe Life, Inc.	15,229		1,669,403

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Insurance - 5.1% (continued)
Loews Corp.	20,493		1,216,874
Primerica, Inc.	5,420		1,071,859
RLI Corp.	7,852		1,071,562
The Hartford Financial Services Group, Inc.	60,047		4,324,585
Unum Group	33,695		1,607,251
W.R. Berkley Corp.	48,097		2,864,657
			21,400,339
Materials - 5.6%
Albemarle Corp.	4,602		1,026,660
Avient Corp.	25,619		1,047,817
Berry Global Group, Inc.	12,138		780,959
CF Industries Holdings, Inc.	33,521		2,327,028
Cleveland-Cliffs, Inc.	84,311	[a]	1,413,052
DuPont de Nemours, Inc.	13,048		932,149
Eagle Materials, Inc.	18,752		3,495,748
Eastman Chemical Co.	10,599		887,348
Element Solutions, Inc.	52,223		1,002,682
Greif, Inc., Cl. A	25,253		1,739,679
Huntsman Corp.	36,061		974,368
Ingevity Corp.	12,474	[a]	725,488
LyondellBasell Industries NV, Cl. A	24,738		2,271,691
Nucor Corp.	16,663		2,732,399
Sealed Air Corp.	13,406		536,240
The Chemours Company	15,373		567,110
The Mosaic Company	29,079		1,017,765
			23,478,183
Media & Entertainment - 4.1%
Cable One, Inc.	3,949		2,594,809
Electronic Arts, Inc.	12,850		1,666,645
Fox Corp., Cl. A	54,268		1,845,112
Match Group, Inc.	15,953	[a]	667,633
Omnicom Group, Inc.	14,780		1,406,317
Playtika Holding Corp.	44,378	[a]	514,785
Sirius XM Holdings, Inc.	125,851	[b]	570,105
Spotify Technology SA	8,487	[a]	1,362,588
The Interpublic Group of Companies, Inc.	41,209		1,589,843
The New York Times Company, Cl. A	13,972		550,217
The Trade Desk, Inc., Cl. A	44,308	[a]	3,421,464
TripAdvisor, Inc.	19,512	[a]	321,753
ZoomInfo Technologies, Inc.	19,565	[a,b]	496,755
			17,008,026

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 4.5%
Agilent Technologies, Inc.	30,825		3,706,706
BioMarin Pharmaceutical, Inc.	8,486	[a]	735,566
Bio-Techne Corp.	17,088		1,394,893
Exelixis, Inc.	34,835	[a]	665,697
IQVIA Holdings, Inc.	11,564	[a]	2,599,240
Mettler-Toledo International, Inc.	1,373	[a]	1,800,882
QIAGEN NV	35,274	[a]	1,588,388
Repligen Corp.	6,312	[a]	892,896
Syneos Health, Inc.	17,855	[a]	752,410
Waters Corp.	3,707	[a]	988,064
West Pharmaceutical Services, Inc.	10,148		3,881,306
			19,006,048
Real Estate Management & Development - .2%
The Howard Hughes Corp.	11,961	[a]	943,962
Semiconductors & Semiconductor Equipment - 2.9%
Enphase Energy, Inc.	11,840	[a]	1,982,963
Lattice Semiconductor Corp.	21,451	[a]	2,060,798
Microchip Technology, Inc.	30,951		2,772,900
Monolithic Power Systems, Inc.	3,984		2,152,276
ON Semiconductor Corp.	32,881	[a]	3,109,885
			12,078,822
Software & Services - 10.0%
Akamai Technologies, Inc.	16,833	[a]	1,512,782
Ansys, Inc.	5,982	[a]	1,975,675
Cadence Design Systems, Inc.	7,068	[a]	1,657,587
CrowdStrike Holdings, Inc., CI. A	12,521	[a]	1,838,959
Datadog, Inc., Cl. A	22,142	[a]	2,178,330
DocuSign, Inc.	29,783	[a]	1,521,613
Elastic NV	13,605	[a]	872,353
EPAM Systems, Inc.	2,335	[a]	524,791
Fair Isaac Corp.	712	[a]	576,158
Fortinet, Inc.	38,396	[a]	2,902,354
Gartner, Inc.	11,884	[a]	4,163,084
GoDaddy, Inc., Cl. A	9,263	[a]	695,929
HubSpot, Inc.	4,621	[a]	2,458,788
Manhattan Associates, Inc.	7,779	[a]	1,554,867
MongoDB, Inc.	5,278	[a]	2,169,205
New Relic, Inc.	7,500	[a]	490,800
Nutanix, Inc., Cl. A	25,756	[a]	722,456
Okta, Inc.	13,101	[a]	908,554
RingCentral, Inc., Cl. A	22,400	[a]	733,152
Smartsheet, Inc., Cl. A	14,802	[a]	566,325
Synopsys, Inc.	13,546	[a]	5,898,064

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Software & Services - 10.0% (continued)
Teradata Corp.		28,867	[a]	1,541,786
UiPath, Inc., Cl. A		46,972	[a,b]	778,326
Verisign, Inc.		5,719	[a]	1,292,322
Zoom Video Communications, Inc., CI. A		18,296	[a]	1,241,932
Zscaler, Inc.		8,452	[a]	1,236,528
				42,012,720
Technology Hardware & Equipment - 3.1%
Amphenol Corp., Cl. A		28,478		2,419,206
Arista Networks, Inc.		4,569	[a]	740,452
CDW Corp.		12,441		2,282,923
HP, Inc.		53,300		1,636,843
Keysight Technologies, Inc.		24,644	[a]	4,126,638
NetApp, Inc.		12,233		934,601
Pure Storage, Inc., Cl. A		19,537	[a]	719,352
				12,860,015
Telecommunication Services - .1%
Lumen Technologies, Inc.		174,206	[a]	393,706
Transportation - 1.7%
GXO Logistics, Inc.		16,080	[a]	1,010,146
Old Dominion Freight Line, Inc.		11,095		4,102,376
United Airlines Holdings, Inc.		35,690	[a]	1,958,310
				7,070,832
Utilities - 6.2%
Consolidated Edison, Inc.		14,666		1,325,806
Edison International		10,361		719,571
Eversource Energy		41,966		2,976,229
Hawaiian Electric Industries, Inc.		60,018		2,172,652
New Jersey Resources Corp.		20,550		969,960
NiSource, Inc.		99,814		2,729,913
Portland General Electric Co.		34,122		1,597,933
PPL Corp.		169,221		4,477,588
WEC Energy Group, Inc.		64,969		5,732,865
Xcel Energy, Inc.		51,729		3,215,992
				25,918,509
Total Common Stocks (cost $368,448,755)				418,664,659
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,198,197)	5.17	1,198,197	[d]	1,198,197

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,891,453)	5.17	2,891,453	[d]	2,891,453
Total Investments (cost $372,538,405)		100.8%		422,754,309
Liabilities, Less Cash and Receivables		(.8%)		(3,420,634)
Net Assets		100.0%		419,333,675

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $6,744,184 and the value of the collateral was $6,880,073, consisting of cash collateral of $2,891,453 and U.S. Government & Agency securities valued at $3,988,620. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.0
Information Technology	16.0
Financials	13.8
Consumer Discretionary	11.9
Health Care	9.7
Real Estate	8.5
Utilities	6.2
Materials	5.6
Communication Services	4.1
Energy	3.7
Consumer Staples	3.3
Investment Companies	1.0
100.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	1,194,413	12,636,223	(12,632,439)	1,198,197	26,761

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers (continued)
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .7%	1,643,520	12,059,288	(10,811,355)	2,891,453	18,929	††
Total - 1.0%	2,837,933	24,695,511	(23,443,794)	4,089,650	45,690

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,744,184)—Note 1(b):
Unaffiliated issuers	368,448,755	418,664,659
Affiliated issuers	4,089,650	4,089,650
Dividends and securities lending income receivable		539,089
Receivable for shares of Common Stock subscribed		13,748
Prepaid expenses		47,751
		423,354,897
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		326,385
Liability for securities on loan—Note 1(b)		2,891,453
Payable for shares of Common Stock redeemed		723,992
Directors’ fees and expenses payable		4,681
Other accrued expenses		74,711
		4,021,222
Net Assets ($)		419,333,675
Composition of Net Assets ($):
Paid-in capital		371,447,139
Total distributable earnings (loss)		47,886,536
Net Assets ($)		419,333,675

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	401,704,538	1,415,182	16,213,007	948.49
Shares Outstanding	7,555,705	30,894	303,143	18.3
Net Asset Value Per Share ($)	53.17	45.81	53.48	51.83

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,440,643
Affiliated issuers	26,761
Income from securities lending—Note 1(b)	18,929
Interest	7
Total Income	3,486,340
Expenses:
Management fee—Note 3(a)	1,522,931
Shareholder servicing costs—Note 3(c)	633,795
Professional fees	51,585
Registration fees	31,027
Directors’ fees and expenses—Note 3(d)	21,365
Prospectus and shareholders’ reports	17,049
Chief Compliance Officer fees—Note 3(c)	13,935
Custodian fees—Note 3(c)	6,669
Distribution fees—Note 3(b)	5,432
Loan commitment fees—Note 2	5,206
Miscellaneous	15,586
Total Expenses	2,324,580
Less—reduction in expenses due to undertaking—Note 3(a)	(302,039)
Less—reduction in fees due to earnings credits—Note 3(c)	(54,656)
Net Expenses	1,967,885
Net Investment Income	1,518,455
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,740,780)
Net change in unrealized appreciation (depreciation) on investments	36,408,002
Net Realized and Unrealized Gain (Loss) on Investments	33,667,222
Net Increase in Net Assets Resulting from Operations	35,185,677

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	1,518,455	2,601,617
Net realized gain (loss) on investments	(2,740,780)	17,609,141
Net change in unrealized appreciation (depreciation) on investments	36,408,002	(90,190,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,185,677	(69,979,414)
Distributions ($):
Distributions to shareholders:
Class A	(1,835,879)	(32,524,488)
Class C	(6,456)	(150,986)
Class I	(112,229)	(1,417,451)
Class Y	(7)	(85)
Total Distributions	(1,954,571)	(34,093,010)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,089,882	6,069,314
Class C	5,763	114,896
Class I	1,857,700	3,248,679
Distributions reinvested:
Class A	1,735,129	30,696,020
Class C	6,456	148,901
Class I	110,374	1,401,734
Cost of shares redeemed:
Class A	(16,157,085)	(33,764,967)
Class C	(198,805)	(534,547)
Class I	(1,999,771)	(5,572,358)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(11,550,357)	1,807,672
Total Increase (Decrease) in Net Assets	21,680,749	(102,264,752)
Net Assets ($):
Beginning of Period	397,652,926	499,917,678
End of Period	419,333,675	397,652,926

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	60,676	114,486
Shares issued for distributions reinvested	34,634	577,503
Shares redeemed	(316,114)	(634,212)
Net Increase (Decrease) in Shares Outstanding	(220,804)	57,777
Class C
Shares sold	131	2,410
Shares issued for distributions reinvested	149	3,205
Shares redeemed	(4,556)	(11,839)
Net Increase (Decrease) in Shares Outstanding	(4,276)	(6,224)
Class Ia
Shares sold	36,245	58,945
Shares issued for distributions reinvested	2,191	26,108
Shares redeemed	(39,187)	(103,587)
Net Increase (Decrease) in Shares Outstanding	(751)	(18,534)

[a]	During the period ended December 31, 2022, 3,720 Class A shares representing $200,054 were exchanged for 3,689 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2023	Year Ended December 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	49.01	61.87	57.91	54.75	48.11	62.37
Investment Operations:
Net investment income[a]	.19	.32	.37	.35	.21	.22
Net realized and unrealized gain (loss) on investments	4.21	(8.86)	14.57	4.41	7.94	(9.12)
Total from Investment Operations	4.40	(8.54)	14.94	4.76	8.15	(8.90)
Distributions:
Dividends from net investment income	(.04)	(.36)	(.30)	(.39)	(.25)	(.26)
Dividends from net realized gain on investments	(.20)	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Total Distributions	(.24)	(4.32)	(10.98)	(1.60)	(1.51)	(5.36)
Net asset value, end of period	53.17	49.01	61.87	57.91	54.75	48.11
Total Return (%)[b]	9.00[c]	(14.21)	26.66	9.18	16.95	(14.31)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.14	1.13	1.16	1.13	1.12
Ratio of net expenses to average net assets	.98[d]	.92	.78	.94	1.12	1.12
Ratio of net investment income to average net assets	.74[d]	.60	.56	.70	.39	.36
Portfolio Turnover Rate	27.84[c]	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	401,705	381,157	477,538	409,572	425,315	403,113

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	42.38	54.14	52.02	49.44	43.74	57.44
Investment Operations:
Net investment (loss)[a]	(.00)[b]	(.09)	(.19)	(.10)	(.25)	(.26)
Net realized and unrealized gain (loss) on investments	3.63	(7.71)	12.99	3.89	7.21	(8.34)
Total from Investment Operations	3.63	(7.80)	12.80	3.79	6.96	(8.60)
Distributions:
Dividends from net realized gain on investments	(.20)	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Net asset value, end of period	45.81	42.38	54.14	52.02	49.44	43.74
Total Return (%)[c]	8.58[d]	(14.87)	25.51	8.17	15.94	(15.04)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05[e]	2.03	2.02	2.09	2.02	1.96
Ratio of net expenses to average net assets	1.73[e]	1.71	1.67	1.87	2.01	1.96
Ratio of net investment (loss) to average net assets	(.02)[e]	(.19)	(.33)	(.22)	(.51)	(.48)
Portfolio Turnover Rate	27.84[d]	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	1,415	1,490	2,241	2,109	2,646	3,338

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	49.37	62.45	58.44	55.31	48.52	62.64
Investment Operations:
Net investment income[a]	.25	.45	.51	.46	.32	.38
Net realized and unrealized gain (loss) on investments	4.24	(8.92)	14.70	4.43	8.03	(9.18)
Total from Investment Operations	4.49	(8.47)	15.21	4.89	8.35	(8.80)
Distributions:
Dividends from net investment income	(.18)	(.65)	(.52)	(.55)	(.30)	(.22)
Dividends from net realized gain on investments	(.20)	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Total Distributions	(.38)	(4.61)	(11.20)	(1.76)	(1.56)	(5.32)
Net asset value, end of period	53.48	49.37	62.45	58.44	55.31	48.52
Total Return (%)	9.12[b]	(14.00)	26.91	9.40	17.21	(14.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	.93	.92	.96	.93	.89
Ratio of net expenses to average net assets	.73[c]	.68	.57	.74	.92	.89
Ratio of net investment income to average net assets	.99[c]	.84	.77	.91	.59	.60
Portfolio Turnover Rate	27.84[b]	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	16,213	15,004	20,137	19,515	24,057	36,323

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	47.86	60.64	56.94	53.82	47.75	62.58
Investment Operations:
Net investment income[a]	.24	.48	.55	.47	.36	.43
Net realized and unrealized gain (loss) on investments	4.11	(8.65)	14.35	4.41	7.80	(9.23)
Total from Investment Operations	4.35	(8.17)	14.90	4.88	8.16	(8.80)
Distributions:
Dividends from net investment income	(.18)	(.65)	(.52)	(.55)	(.83)	(.93)
Dividends from net realized gain on investments	(.20)	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Total Distributions	(.38)	(4.61)	(11.20)	(1.76)	(2.09)	(6.03)
Net asset value, end of period	51.83	47.86	60.64	56.94	53.82	47.75
Total Return (%)	9.10[b]	(13.92)	27.10	9.63	17.12	(14.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.84	.83	.85	.84	.88
Ratio of net expenses to average net assets	.72[c]	.66	.48	.63	.84	.88
Ratio of net investment income to average net assets	.98[c]	.91	.85	.96	.68	.71
Portfolio Turnover Rate	27.84[b]	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	1	1	1	1	1	250

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V,4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of June 30, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	418,664,659	-	-	418,664,659
Investment Companies	4,089,650	-	-	4,089,650

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $2,581 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the thee-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $5,922,889 and long-term capital gains $28,170,121. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2023 until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $302,039 during the period ended June 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended June 30, 2023, the Distributor retained $1,678 from commissions earned on sales of the fund’s Class A shares and $90 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2023, Class C shares were charged $5,432 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2023, Class A and Class C shares were charged $486,566 and $1,811, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $70,019 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $54,656.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $6,669 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,935 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $252,806, Distribution Plan fees of $853, Shareholder Services Plan fees of $81,035, custodian fees of $4,500, Chief Compliance Officer fees of $7,746 and Transfer Agent fees of $36,302, which are offset against an expense reimbursement currently in effect in the amount of $56,857.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2023, amounted to $113,909,405 and $125,600,095, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $50,215,904, consisting of $74,643,410 gross unrealized appreciation and $24,427,506 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At the meeting of the fund’s Board held on March 13, 2023, the Board also considered the approval of a delegation arrangement between Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the most recent meeting in connection with the Board’s re-approved of the Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which NIMNA provides day-to-day management of the fund’s investments, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approved of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approved of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approved of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approved of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approved of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0085SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: August 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

          David J. DiPetrillo

          President (Principal Executive Officer)

Date: August 21, 2023

By: /s/ James Windels

          James Windels

         Treasurer (Principal Financial Officer)

Date: August 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)